                                                                   EXHIBIT 10.38

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement") is executed this 30 day of December, 1994, by NATIONAL FLOOD CERTIFICATION SERVICES, INC., a Florida corporation (the "Borrower"), in favor of FIRST OF AMERICA BANK-FLORIDA F.S.B., a federal savings bank (the "Lender"), and is made in reference to the following facts:

         (A) On or about the date hereof, the Lender has agreed to make a loan to the Borrower in the original principal amount of SIXTY THOUSAND AND NO/1OO DOLLARS ($60,000.00) (the "Loan"). The Loan is evidenced by that certain Note executed by the Borrower in favor of the Lender (the "Note").

         (B) As a condition to making the Loan, the Lender has required
Borrower to grant Lender a first security interest and lien in certain tangible and intangible personal property of Borrower, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof, together with all increases, accessions, replacements, upgrades, parts, fittings, accessories and equipment, now or hereafter affixed to all or any part thereof, or used in connection therewith, and all replacements of all or any part thereof (collectively the "Collateral"). The Collateral will at times be located at 10051 5th Street North, St. Petersburg, Florida.

         NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Borrower does hereby covenant, agree, warrant and represent with and to the Lender as follows:

         1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and the Recitals by this reference are made a part of this Agreement.

         2. Security Interest. Borrower does hereby grant to Lender a first security interest and lien in the Collateral as security to secure the payment of principal, interest and other sums due or to become due under the Note, and any and all extensions, modifications or renewals of the Note, and all present and future indebtedness, obligations, and liabilities contained in or referred to or which may hereafter arise in connection with or as contemplated by the Note and any instruments of security therefor, and any and all modifications or extensions of the Note, and the instruments of security therefor, and all obligations and liabilities of Borrower hereunder, all of which are hereinafter referred to as the "Obligations."

         3. Use and Location of Collateral. The Collateral was and shall be acquired and is and shall be used primarily for business use.

         4. Payment. The Borrower shall pay and perform, all and singular, the Obligations, including but not limited to the payment of sums of principal and interest and other sums payable by virtue of the Note promptly when due, and shall perform all of Borrower's agreements in the Note and herein and pay all taxes and assessments levied or assessed against the Collateral, against this Agreement and against the Obligations secured hereby, whether such taxes and assessments be against the Collateral, the Obligations, the Borrower, the Lender, or another. All such taxes and assessments shall be paid by Borrower before they become delinquent, and before the date they would have become delinquent or within ten (10) days after payment of same, whichever shall be sooner, Borrower shall deliver to Lender official receipts, or copies thereof, showing payment.

         5. Insurance. To keep the tangible personal property portion of the Collateral continuously insured against loss by fire, theft, tornado, windstorm, flood and such other hazards, as may be approved by Lender, in companies and in amounts each company as may be approved by and acceptable to Lender; all such insurance policies shall be in form acceptable to Lender with loss payable to Lender as its interest may appear, and in each and every such policy or certified copies thereof shall be promptly delivered to and held by Lender. Not less than thirty (30) days in advance of the expiration of each such policy Borrower shall deliver to Lender a renewal or certified copy thereof, together with the receipt, or copy thereof, for the premium for such renewal. In the event of loss the insurance claim proceeds, or any part thereof, shall be applied by Lender in the manner it deems proper, whether for reduction of the Loan indebtedness, restoration of the Collateral or otherwise.

         6. Protection of Lender's Security. Borrower is and will be the owner of the Collateral free and clear from any lien, security interest or encumbrance, except for the lien and the obligations of this Agreement. No financing statement covering any of the Collateral is on file in any public office. Borrower will from time to time at the request of Lender execute one or more financing statements and such other documents (and pay the costs of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things, all as Lender may request to establish and maintain a valid perfected first security interest in the Collateral to secure the payment and performance of the Obligations.

         7. Replacement of Collateral. To keep the tangible personal property portion of the Collateral, all and singular, on the property where presently located and not to remove or permit same to be removed therefrom without the prior written consent of the Lender except that Borrower shall be entitled to dispose of such of the Collateral as has become unfit for continued use provided Borrower simultaneously replaces same with property of similar kind and for like use and provided the purchase price of any such replacement shall have been paid in full and provided that the lien of this Agreement shall continue upon any such replacement. To use reasonable care and diligence to preserve and keep the Collateral in good condition and not to permit or commit any waste, impairment or deterioration thereof and to use same only for the purpose for which same is now agreed upon to be used in connection with said improvements.

         8. Sale or Encumbrance. Except as set forth in paragraph 7 above, not to sell or attempt to sell any of the Collateral and not to create or permit any other security interest or other lien or encumbrance upon such Collateral without the prior written consent of the Lender.

         9. Costs and Attorneys' Fees. To pay, all and singular, the expenditures, costs, charges and expenses, including reasonable attorneys' fees and costs of title searches and information requests, incurred or paid at any time by the Lender because of the failure on the part of the Borrower promptly and fully to perform and pay the Obligations, and all such costs, charges and expenses shall be immediately due and payable and shall bear interest at the highest legal rate permitted by law to be charged by Lender from time to time, from date of payment by Lender until repaid by Borrower and, together with such interest, shall be secured by the lien of this Agreement.

         10. Default. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to perform or pay when due any of the Obligations (including any installment thereof or interest thereon); (b) any warranty, representation or statement made or furnished to lender by or on behalf of Borrower proves to have been false in any material respect when made or furnished; (c) Borrower makes an assignment for the benefit of creditors; (d) a Receiver is appointed for Borrower or any part of the Collateral; (e) Borrower files a Petition in Bankruptcy, is adjudicated a bankrupt, or files any petition or institutes any proceedings under the Bankruptcy Code with respect to Borrower's assets and liabilities; (f) Borrower defaults in, breaches or fails to perform any one or more of the covenants and agreements contained in the Obligations, including without limitation, this Agreement, the Note or any of the instruments of security therefor executed by Borrower in connection with the loan secured hereby on even date herewith or hereafter.

         11. Acceleration. Upon the occurrence of any monetary default which remains uncured for (30) days or more, or should a nonmonetary default remain uncured for thirty (30) days or more following receipt of written notice to Borrower from Lender specifying with particularity such event of nonmonetary default (or, if such nonmonetary default cannot be reasonably cured within the thirty (30) day period, if the Borrower does not commence to cure such nonmonetary default within the thirty (30) day period or thereafter fails to diligently and continuously proceed to cure such nonmonetary default), Lender may, at its option, declare all Obligations, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice, and Lender shall have and may exercise from time to time any and all rights and remedies of a Lender under the Uniform Commercial Code of the State of Florida and any and all other rights and remedies available to it under any other applicable law, including the right to foreclose this Agreement and the other instruments of security in the same proceedings. A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of taxes and governmental assessments and premiums for insurance under any instruments of security for the Note and this Agreement. Notwithstanding anything contained in the preceding sentences of this paragraph 11 to the contrary, there shall be no requirement of a curative period as set forth above in the event of a default described in subparagraphs (c), (d) or (e) of paragraph 10 hereof. Upon request or demand of Lender, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to the Lender and Borrower shall promptly pay all costs of Lender of collection of any and all of the Obligations and enforcements of rights hereunder, including reasonable attorneys' fees and legal expenses and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Expenses of retaking, holding, preparing for sale, selling or the like, shall include those incurred on appeal, if any.

         12. Waiver. No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver thereof or the exercise of any other right or remedy.

         13. Provisions Cumulative. The provisions of this Agreement are cumulative and in addition to the provisions of the Note secured by this Agreement and the provisions of the instruments securing the Note and Lender shall have all the benefits, rights and remedies of and under the Note and any other instrument securing same. All rights of Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of Borrower hereunder shall bind the successors and assigns of Borrower.

         14. Florida Contract. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida and the venue for any litigation as a result of this Agreement shall be Hillsborough County, Florida.

         15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this agreement.

         16. Assignment by Lender. In the event of any assignment hereof by Lender, Borrower covenants and agrees that Borrower will not assert against any assignee hereof any claim or defense which Borrower may have against Lender, except Borrower may assert against any such assignee any defense of a type which may be asserted against a holder in due course of a negotiable instrument under the Uniform Commercial Code of the State of Florida.

         17. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

     IN WITNESS WHEREOF, Borrower has executed this instrument under seal the day and year first above written.


Signed, sealed and delivered               NATIONAL FLOOD CERTIFICATION
in the presence of:                        SERVICES, INC., a Florida corporation



/s/  A. M. Dahlquist                       By:  /s/ Edwin C. Hussemann
---------------------------                   ---------------------------
SIGNATURE                                     SIGNATURE
A. M. DAHLQUIST                               EDWIN C. HUSSEMANN
---------------------------                   ---------------------------
NAME LEGIBLY PRINTED                          NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                        TYPEWRITTEN OR STAMPED


/s/  Nancy C. Haire                           Its Treasurer
---------------------------
SIGNATURE
NANCY C. HAIRE
---------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                       (CORPORATE SEAL)


As to Borrower



STATE OF FLORIDA         )
COUNTY OF PINELLAS       )


     The foregoing instrument was acknowledged before me this 29 day of December, 1994, by EDWIN C. HUSSEMANN, the Treasurer of NATIONAL FLOOD CERTIFICATION SERVICES, INC., a Florida corporation, on behalf of the corporation.



Personally Known          OR Produced Identification
                 --------
Type of Identification Provided
                               ------------------------------------



                                                /s/  Nancy C. Haire
                                                -------------------------
                                                SIGNATURE
                                                NANCY C. HAIRE
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              (NOTARY PUBLIC)

My Commission Expires:

                         NATIONAL FLOOD CERT. SERVICE
                              FILE LISTING REPORT

            A     Co Asset                                    G/L Asset       In-Svc    P    Dep     Vendor/   Disposal   Acquired
SYS No      C       No         Desc        Location     CL     Acct No         Date     T    Meth      Mfg       Date       Value
------------------------------------------------------------------------------------------------------------------------------------
                                                     BOOK:INTERNAL   FY:DECEMBER
000152      A       TBA                                 FF                   03/01/94   P    NoDep                           219.57
                             S/C CHAIR
000153      A       TBA                                 FF                   03/01/94   P    NoDep                           219.57
                             S/C CHAIR
000154      A       TBA                                 FF                   03/01/94   P    NoDep                           219.57
                             S/C CHAIR
000155      A       TBA                                 FF                   03/01/94   P    NoDep                           219.57
                             S/C CHAIR
000156      A       TBA                                 FF                   03/01/94   P    NoDep                           219.57
                             S/C CHAIR
000174      A     138-0924                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000175      A     138-0925                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000176      A     138-0926                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000177      A     138-0927                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000178      A     138-0928                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000179      A     138-0929                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000180      A     138-0930                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000181      A     138-0931                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000182      A     138-0932                              FF                   07/01/94   P    SLMM                            232.64
                             S/C CHAIR
000183      A     138-0933                              FF                   07/01/94   P    SLMM                            232.64
                                                                                                                            -------
  Class:  FF                                       Count=   15                                                              3424.25

000157     A      500-0277                              HW                   02/01/94   P    SLMM                           2177.79
                             DELL 433/NP BASE
000158     A      501-0309                              HW                   02/01/94   P    SLMM                              0.00
                             VS14 COLOR MONITOR (INCLUDED IN 500-0277)
000159     A      502-0376                              HW                   02/01/94   P    SLMM                              0.00
                             SPACESAVER QUIET KEY KEYBOARD (INCLUDED IN 500-0277)
000160     A      500-0271                              HW                   02/01/94   P    SLMM                           2314.40
                             DELL 433/NP BASE COMPUTER
000161     A      501-0303                              HW                   02/01/94   P    SLMM                              0.00
                             ULTRASCAN 14C MONITOR (INCLUDED IN 500-0271)

December 17, 1994
12:58 PM
                                                                          Page

                          NATIONAL FLOOD CERT. SERVICE
                              FILE LISTING REPORT

------------------------------------------------------------------------------------------------------------------------------------
SYS No   A   Co Asset No    Desc           Location           Cl  G/L Asset Acct    In-Svc   P  Dep   Vendor/Mfg  Disposal  Acquired
         C                                                             No            Date    T  Meth                Date      Value
------------------------------------------------------------------------------------------------------------------------------------
000162   A   502-0370                                         HW                   02/01/94  P  SLMM                            0.00
                            SPACESAVER QUIET KEY KEYBOARD (INCLUDED IN 500-0271)
000163   A   611-0040                                         HW                   02/01/94  P  SLMM                         1219.53
                            MICROPOLIS HARD DRIVE
000164   A   611-0040                                         HW                   02/01/94  P  SLMM                         1219.53
                            MICROPOLIS HARD DRIVE
000165   A   611-0040                                         HW                   02/01/94  P  SLMM                         1219.54
                            MICROPOLIS HARD DRIVE
000166   A   611-0040                                         HW                   02/01/94  P  SLMM                         1219.54
                            MICROPOLIS HARD DRIVE
000167   A   500-0307                                         HW                   04/01/94  P  SLMM                         2088.08
                            COMPAQ PROLINEA D486 DX 33
000168   A   501-0333                                         HW                   04/01/94  P  SLMM                            0.00
                            MAGNAVOX 14 SVGA COLOR MONITOR (INCLUDED IN 500-0307)
000169   A   502-0404                                         HW                   04/01/94  P  SLMM                            0.00
                            KEYBOARD (INCLUDED IN 500-0307)
000170   A                                                    HW                   04/01/94  P  SLMM                         7390.00
                            DELL 466/T SYSTEM, 3 HAYES JT FAX 14400B, ANDREW
000184   A   500-0325                                         HW                   07/01/94  P  SLMM                         2045.14
                            PROLINEA 4 33 MODEL 120 W LB COMPUTER
000185   A   500-0324                                         HW                   07/01/94  P  SLMM                         2045.14
                            PROLINEA 4 33 MODEL 120 W LB COMPUTER
000186   A   501-0350                                         HW                   07/01/94  P  NoDep                           0.00
                            MONITOR (INCLUDED IN 500-0325)
000187   A   501-0349                                         HW                   07/01/94  P  NoDep                           0.00
                            MONITOR (INCLUDED IN 500-0324)
000188   A   502-0423                                         HW                   07/01/94  P  NoDep                           0.00
                            KEYBOARD (INCLUDED IN 500-0325)
000189   A   502-0422                                         HW                   07/01/94  P  NoDep                           0.00
                            KEYBOARD (INCLUDED IN 500-0324)
000190   A   622-0256                                         HW                   07/01/94  P  NoDep                           0.00
                            NIC (INCLUDED IN 500-0325)
000191   A   622-0274                                         HW                   07/01/94  P  NoDep                           0.00
                            NIC (INCLUDED IN 500-0324)
000194   A                                                    HW                   08/01/94  P  MT200                        1370.50
                            EXPANSION CARD FOR FOCUS CHASSIS
000195   A   602-0071                                         HW                   09/01/94  P  MT200                        1631.06
                            64 MB UPGRADE FOR SERVER
000196   A   602-0072                                         HW                   09/01/94  P  MT200                        1631.06
                            64 MB UPGRADE FOR SERVER
000197   A   503-0006                                         HW                   10/01/94  P  MT200                        6728.20
                            DISK SUBSYSTEM UPGRADE FOR SERVERS AT NFCS (SEE NOTES)
000198   A   647-0005                                         HW                   10/01/94  P  MT200                        1037.90
                            APC SMRT-UPS 2000-2000VA LOGIC (SEE NOTES)

December 17, 1994
12:58 PM
                                                                          Page 3

                          NATIONAL FLOOD CERT. SERVICE
                              FILE LISTING REPORT

------------------------------------------------------------------------------------------------------------------------------------
SYS No   A   Co Asset No    Desc           Location           Cl  G/L Asset Acct    In-Svc   P  Dep   Vendor/Mfg  Disposal  Acquired
         C                                                             No            Date    T  Meth                Date      Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          ----------
  Class: HW                                                 Count=  27                                                      35337.41

000171   A                                                    SW                   04/01/94  P  SLMM                         9900.00
                            HOST - FAX SOFTWARE
000172   A                                                    SW                   05/01/94  P  SLMM                         8500.00
                            ZIP + 4 CENTROIDS FOR THE US
000173   A                                                    SW                   06/01/94  P  SLMM                         2000.00
                            MAP SOFTWARE 10 USER NETWORK PAK
000192   A                                                    SW                   07/01/94  P  SLMM                         2000.00
                            NETWORK PAK OF 10
000193   A                                                    SW                   07/01/94  P  SLMM                         2000.00
                            NETWORK PAK OF 10
                                                                                                                          ----------
  Class: SW                                                 Count=   5                                                      24400.00
                                                                                                                          ----------
  Grand Total                                               Count=  47                                                      63161.66
                                                                                                                          ==========


----------------------------Calculation Assumptions-----------------------------

Book      Short Years         Midquarter Convention    Adjustment Convention
----      -----------         ---------------------    ---------------------
Internal      [N]                      [N]               None

-----------------------------Asset Grouping/Sorting-----------------------------

Group: FILE LISTING

          Include Assets that meet the following conditions:

               Internal Book Placed in Service Date is between 01/01/1994 and 12/31/1994

          Sort Assets by:

               Class in ascending order and report subtotals